UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 23, 2008

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800,

Minneapolis, Minnesota 55431

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) In October 2004, the American Jobs Creation Act of 2004 amended the Internal Revenue Code to add section 409A (“Section 409A”), which imposes significant restrictions on nonqualified deferred compensation. In October 2006, the Board of Directors of Apogee Enterprises, Inc. (the “Company”) approved amendments to the Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan in order to bring the plan into compliance with Section 409A and proposed associated regulations. On January 23, 2008, the Company’s Board of Directors adopted the Second Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement) (the “Second Amendment”), effective as of January 1, 2008, which contains additional amendments to the plan in order to bring the plan into compliance with the final regulations of Section 409A. Pursuant to the Second Amendment, the post-2004 benefits under the plan are subject to the following changes:

•

The definition of Change in Control has been amended to mean an occurrence of a “change in ownership of the Employer,” “change in effective control of the Employer,” and/or a “change in the ownership of a substantial portion of the employer’s assets” as defined in the final regulations of Section 409A.

•	The definition of Separation of Service has been expanded and is now included in the plan document rather than by reference to the Section 409A definition.

•

The time period in which a participant may elect when the participant’s distribution will commence and the form of such distribution has been extended so that current participants now have until December 31, 2008 to make such elections.

•

The defined term Key Employees (as defined in the proposed regulations of Section 409A) has been changed to the defined term Specified Employees (which is defined in the Company’s Specified Employees Policy and which is consistent with the definition of Specified Employees in the final regulations of Section 409A).

•	Each participant is permitted to elect among actuarially equivalent optional forms of annuities, provided that the annuities constitute annuities under the final regulations of Section 409A.

•	The section of the plan covering suspension of benefits upon reemployment has been deleted because such suspension is not permitted under Section 409A.

Copies of the Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement), the First Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement) and the Second Amendment are attached to this Current Report on Form 8-K and are incorporated herein by reference. The description in this Current Report on Form 8-K of the Second Amendment is qualified in its entirety by reference to the attached copy of the Second Amendment.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement), First Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement) and Second Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ Patricia A. Beithon
Patricia A. Beithon General Counsel and Corporate Secretary

Date: January 29, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement), First Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement) and Second Amendment of Apogee Enterprises, Inc. Officers’ Supplemental Executive Retirement Plan (2005 Restatement).

4